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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 1, 1999


                             FIRST WAVE MARINE, INC.
             (Exact name of Registrant as specified in its charter)


                                    DELAWARE
         (State or other jurisdiction of incorporation or organization)

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
               333-38157                                         76-0461352
        (Commission File Number)                    (I.R.S. Employer Identification No.)

             2102 BROADWAY
             HOUSTON, TEXAS                                        77012
(Address of principal executive offices)                         (Zip Code)
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                                 (713) 847-4600
              (Registrant's telephone number, including area code)

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Item 5.     Other Events

         On December 1, 1999, First Wave Marine, Inc. (the "Company") announced that Grady Walker has been elected President to succeed Frank Eakin. Mr. Walker was previously a Senior Vice President directly responsible for Company operations. An original shareholder of the Company, Mr. Eakin decided to resign his position as President after six years of corporate growth. The transition follows several months of medical leave for Mr. Eakin who has elected to pursue an opportunity outside the marine industry. Mr. Eakin will remain on the Board of Directors of the Company and a significant shareholder, and will continue in an advisory role with the Company. Additional information is included in the Company's press release dated December 1, 1999, which is attached hereto as
Exhibit 99.1.

Item 7.     Financial Statements And Exhibits

         (c)      Exhibits.

                  99.1     Press Release dated December 1, 1999.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     FIRST WAVE MARINE, INC.


Dated: December 7, 1999              By:  /s/ SUZANNE B. KEAN
                                        ----------------------------------------
                                              Suzanne B. Kean
                                              Vice President and General Counsel

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                                INDEX TO EXHIBITS

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
Exhibit           Description
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
 99.1             Press Release dated December 1, 1999
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